UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012 (February 21, 2014)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(a)   Dismissal of Independent Registered Public Accountant

As previously reported in the Current Report on Form 8-K, dated December 14, 2012, the Audit Committee (the “Audit Committee”) of the Board of Directors of Abbott Laboratories (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accountant, effective as of the date of Deloitte’s completion of the audit services for the fiscal year ended December 31, 2013 and the filing of the Company’s 2013 Annual Report on Securities and Exchange Commission Form 10-K.  On February 21, 2014, the Company filed its 2013 Annual Report on Securities and Exchange Commission Form 10-K.

The reports of Deloitte on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.  The 2013 and 2012 reports included an explanatory paragraph regarding the Company’s distribution of the shares of AbbVie Inc. to the Company’s shareholders on January 1, 2013 and the Company’s change to the year end of its foreign subsidiaries during 2011.

During the Company’s fiscal years ended December 31, 2012 and 2013, and through February 21, 2014, the date on which the Company filed its 2013 Annual Report on Securities and Exchange Commission Form 10-K, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Deloitte with a copy of this Form 8-K/A and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above disclosures.  A copy of Deloitte’s letter, dated February 21, 2014, is attached as Exhibit 16.1 to this Form 8-K/A.

(b)  Newly Appointed Independent Registered Public Accountant

As previously reported in the Current Report on Form 8-K, dated December 14, 2012, the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2014.

During the Company’s fiscal years ended December 31, 2012 and 2013, and through February 21, 2014, neither the Company, nor anyone on its behalf, consulted Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Ernst

& Young that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as the term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                                           Financial Statements and Exhibits

Exhibit No.	Exhibit

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of February 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: February 24, 2014	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of February 21, 2014